UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2025

Chenghe Acquisition II Co.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42123	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

38 Beach Road #29-11

South Beach Tower

Singapore 189767

(Address of principal executive offices) (Zip Code)

(+65) 9851 8611

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	CHEB.U	NYSE American LLC
Class A ordinary shares, par value $0.0001 per share	CHEB	NYSE American LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	CHEB.WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced on September 16, 2024, Chenghe Acquisition II. Co., a Cayman Islands exempted company (“Chenghe”), entered into a Business Combination Agreement (the “Business Combination Agreement”) with Polibeli Group Ltd, a Cayman Islands exempted company limited by shares (“Polibeli”), Polibeli Merger One Limited, a Cayman Islands exempted company limited by shares and a direct wholly-owned subsidiary of Polibeli (“Merger Sub”), pursuant to which, among other transactions, on the terms and subject to the conditions set forth therein, Merger Sub shall be merged with and into Chenghe with Chenghe being the surviving company and as a direct, wholly-owned subsidiary of Polibeli (the “Merger” or the “Business Combination”).

Prepaid Share Forward Agreement

On May 28, 2025, Chenghe and Polibeli entered into an agreement (the “Prepaid Share Forward Agreement”) with each of (i) Harraden Circle Investors, LP (“HCI”), (ii) Harraden Circle Special Opportunities, LP (“HCSO”), and (iii) Harraden Circle Strategic Investments, LP (“HCSI”) (with HCI and HCSO and HCSI collectively as “Seller”) for an OTC Prepaid Share Forward Transaction. For purposes of the Prepaid Share Forward Agreement, “Counterparty” refers to Chenghe prior to the consummation of the Business Combination and Polibeli after the consummation of the Business Combination. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to such terms in the Prepaid Share Forward Agreement.

Pursuant to the terms of the Prepaid Share Forward Agreement, the Seller intends, but is not obligated, to purchase up to a number of Class A ordinary shares, par value $0.0001 per share, of Chenghe (“Ordinary Shares”) in the aggregate amount equal to up to 3,000,000, from third parties through a broker in the open market (other than through Counterparty), or Ordinary Shares previously redeemed by Seller that Seller reverses a previously submitted redemption request for prior to the closing of the Business Combination (the “Relevant Shares”). The Seller is also entitled to purchase up to 100,000 Ordinary Shares of Chenghe (the “Committed Shares”), which shall not form a part of the Relevant Shares under the Prepaid Share Forward Agreement, and the Sellers will not sell the Committed Shares at a price less than the Reset Price (as defined below) prior to 30 day anniversary of the closing of the Business Combination.

The Prepaid Share Forward Agreement provides that the Counterparty shall pay to the Seller an aggregate cash amount (the “Prepayment Amount”) equal to the product of (i) the number of Relevant Shares and the number of Committed Shares and (ii) the redemption price per share as set forth in Chenghe’s constitutional documents (the “Redemption Price”) directly from the trust account maintained by Continental Stock Transfer & Trust Company by no later than the earlier of (a) one business day after the Closing Date and (b) the date any assets from the Trust Account are disbursed in connection with the Business Combination. The Counterparty will pay the Prepayment Amount even if the Number of Shares is zero.

From time to time and on any date following the Business Combination (any such date, a “OET Date”), Seller may, in its absolute discretion, terminate the Transaction in whole or in part with respect to any number of Relevant Shares by giving notice of such termination and the specified number of Relevant Shares (such quantity, the “Terminated Shares”). As of each OET Date, the Counterparty shall be entitled to an amount from Seller, and the Seller shall pay to the Counterparty, an amount equal to (a) the then-in-effect Reset Price, multiplied by (b) the Terminated Shares. Thereafter, the Number of Relevant Shares shall be reduced by the number of Terminated Shares. The Reset Price shall be initially the Redemption Price, and, from time to time in the Counterparty’s sole discretion, the Reset Price may be adjusted to the lower of the current Reset Price and the lowest daily VWAP over the prior 10 trading days. For avoidance of doubt, the Reset Price may only be adjusted downward.

The Prepaid Share Forward Agreement matures on the earlier of (a) the date that is 12-months after the closing of the Business Combination between Chenghe and Polibeli (the “Maturity Date”), or (b) the date specified by Seller in a written notice to be delivered to Counterparty at Seller’s sole discretion (the “Valuation Date” which shall not be earlier than the day such notice is effective). The Valuation Date notice will become effective immediately.

At Maturity Date, the Seller shall return to the Counterparty the Relevant Shares, and in exchange of such return, shall be entitled to retain an amount equal to the number of Relevant Shares multiplied by the Redemption Price.

The foregoing summary of the Prepaid Share Forward Agreement is qualified in its entirety by reference to the text of the Prepaid Share Forward Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

As of June 2, 2025, the redemption price per Ordinary Shares was approximately $10.45 per share.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Prepaid Share Forward Agreement, dated as of May 28, 2025, by and among Chenghe, Polibeli, Harraden Circle Investors, LP, Harraden Circle Special Opportunities, LP, and Harraden Circle Strategic Investments, LP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chenghe Acquisition II Co.

By:	/s/ Shibin Wang
Name:	Shibin Wang
Title:	Chief Executive Officer

Date: June 3, 2025

3